                                                                  Execution Copy



                 AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT


                  AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT, dated as of March 5, 1998, (this "Amendment No. 1") by and among: The Multicare Companies, Inc. and certain Subsidiaries identified on the signature pages hereto as "Borrowers"; the institutions identified on the signature pages hereto as "Lenders"; Mellon Bank, N.A. as Issuer of Letters of Credit and as Administrative Agent; Citicorp USA, Inc. as Syndication Agent; First Union National Bank as Documentation Agent; and NationsBank, N.A. as Syndication Agent.

                                   Background


                  A Credit Agreement, dated as of October 9, 1997, ("the Original Credit Agreement") was entered into by and among The Multicare Companies, Inc. and certain of its Subsidiaries as Borrowers, Mellon Bank, N.A. as Issuer of Letters of Credit and Administrative Agent, Citicorp USA, Inc. as Syndication Agent, First Union National Bank as Documentation Agent, Nationsbank, N.A. as Syndication Agent, and the Lenders and other Agents identified therein. Terms are used in this Amendment No. 1 as defined in the Original Credit Agreement unless otherwise specified.

                  The Original Credit Agreement requires, among other things,
(1) that the Borrowers maintain a December 31 fiscal year, (2) that the Borrowers deliver, among other financial statements, consolidated financial statements of Genesis and its subsidiaries, which for those purposes, was defined to include the Borrowers and (3) that certain dispositions be consummated on or before December 31, 1997. The Borrowers have requested the Agents and the Lenders to modify the terms of the Original Credit Agreement (a) to permit the fiscal year of the Borrowers to be changed to September 30, (b) to replace the requirement that the Borrowers deliver the aforesaid consolidated financial statements (including the Borrowers) with a requirement that the Borrowers deliver the financial statements of Genesis and its regularly consolidated subsidiaries (which currently excludes the Borrowers) and (c) to extend the date by which the Borrowers' institutional pharmacy business must be sold. The Agents and the Lenders are willing to so modify the Original Credit Agreement on the terms and subject to the conditions set forth below.


                  NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows.

                                    Agreement

            1. Amendments to Original Credit Agreement. The Original Credit Agreement, as of the Amendment No. 1 Effective Date (as defined below), is amended in each of the following respects.

                  1.1 Excess Cash Flow. Section 1.5(b)(i) of the Original Credit Agreement (Excess Cash Flow) is amended by replacing the date "December 31, 1998" in the second line thereof with the date "September 30, 1998".

                  1.2 Reference to Fiscal Year in Provision Respecting Fee Calculation. Section 1.9(a) of the Original Credit Agreement (Commitment Fees) is amended by replacing the phrase "for the fiscal year ending December 31, 1997" in the sixth line thereof with the phrase "for the fiscal quarter ending December 31, 1997".

                  1.3   Delivery of Genesis Annual Financial Statements.
Clause (ii) of Section 6.1(a) of the Original Credit Agreement (Annual Financial Statements) is amended in its entirety to read as follows:

                        (ii) statements of income, cash flows and changes in
                             stockholders' equity for Genesis and its consolidated Subsidiaries, on a consolidated basis, for such fiscal year and a balance sheet of Genesis and its consolidated Subsidiaries, on a consolidated basis, as of the close of such fiscal year.

                  1.4 Delivery of Genesis Quarterly Financial Statements. Clause (ii) of Section 6.1(b) of the Original Credit Agreement (Quarterly Financial Statements) is amended in its entirety to read as follows:

                        (ii) statements of income, cash flows and changes in
                             stockholders' equity for Genesis and its consolidated Subsidiaries, on a consolidated basis, for such fiscal quarter, together with the applicable year- to-date statements and a balance sheet of such Persons, on a consolidated basis, as of the end of such fiscal quarter.

                  1.5   Fiscal Year of Borrowers.  The last sentence of Section
6.4 of the Original Credit Agreement (Maintenance of Records; Fiscal Year) is amended in its entirety to read as follows: "Each Borrower shall maintain, and shall cause the Surety to maintain, a fiscal year end of September 30."

                  1.6 Date for Sale of Pharmacy. Section 6.18 of the Original Credit Agreement (Certain Dispositions) shall be amended in its entirety to read as follows:

                 The Borrowers shall sell to Genesis and/or one or more of its
            Subsidiaries (other than Surety or Multicare or any Subsidiary of either of them) their contract therapy business for a cash purchase price of approximately $24,000,000.00 and their institutional pharmacy business for a cash purchase price of approximately $50,000,000.00, each on terms and conditions satisfactory to the Agents. The contract therapy sale shall be consummated on or before December 31, 1997 and the institutional pharmacy sale shall be consummated on or before June 30, 1998.

                  1.7 Reference to Fiscal Year in Lease Expenditure Provision. Paragraph (c) of Section 8.7 of the Original Credit Agreement (Leases) is amended by replacing the date "December 31, 1997" in the fourth line thereof with the date "September 30, 1997" and by replacing the date "December 31, 1998" in the sixth line thereof with the date "September 30, 1998".

                  1.8 Reference to Fiscal Year in Capital Expenditure Covenant. Section 8.15 of the Original Credit Agreement (Capital Expenditures) is amended by replacing the date "December 31, 1997" in the fourth line thereof with the date "September 30, 1997".

                  1.9 Reference to Fiscal Year in Definition of "Applicable Margin". The definition of "Applicable Margin" in Section 11.1 of the Original Credit Agreement (Certain Definitions) is amended by replacing the phrase "for the fiscal year ended December 31, 1997" in the fourth line thereof with the phrase "for the fiscal quarter ended December 31, 1997".

                  1.10 Definition of "Genesis Group". The definition of "Genesis Group" in Section 11.1 of the Original Credit Agreement (Certain Definitions) is amended in its entirety to read as follows:

                       "Genesis Group" means Genesis and its consolidated
                  Subsidiaries, provided, however, whether or not the Multicare Group shall ever be consolidated with Genesis for GAAP purposes, the "Genesis Group" shall not include the Multicare Group.


                  2. Representations and Warranties. In order to induce the Lenders, the Issuer and the Agents to agree to amend the Original Credit Agreement, each of the Borrowers, jointly and severally, makes the following representations and warranties, which shall survive the execution and delivery of this Amendment No. 1:

                     (a) The change in the fiscal year of the Borrowers and Surety was made as of September 30, 1997 such that the fiscal year ending September 30, 1998 will include four full fiscal quarters;

                     (b) No Default or Event of Default has occurred and is continuing or would exist immediately after giving effect to the amendments contained herein; and

                     (c) Each of the representations and warranties set forth in the Credit Agreement is true and correct in all material respects both before and after giving effect to the amendments and transactions contemplated hereby as though each such representation and warranty were made at and as of the date hereof and as of the Amendment No. 1 Effective Date.

                  3. Amendment No. 1 Effective Date. The amendments set forth in
Section 1 above and the waivers set forth in Section 4 below shall be effective on the date (the "Amendment No. 1 Effective Date") that each of the following conditions is satisfied:

                     3.1 Execution of Amendment. Each of the Borrowers and the Required Lenders shall have executed this Amendment No. 1 and the Surety shall have executed the acknowledgement set forth below.

                     3.2 Other Documents and Information. The Administrative Agent shall have received such other documents and information as it shall reasonably request.

                  4. Waiver. The Lenders waive any default that might have occurred under those provisions of the Original Credit Agreement amended pursuant to Section 1 above as a direct result of the failure to sell the institutional pharmacy business prior to December 31, 1997 or as a direct result of the change in the fiscal year prior to the Amendment No. 1 Effective Date. In addition, the Lenders waive any default that might have occurred under the Original Credit Agreement amended pursuant to Section 1 above as a direct result of the failure of Multicare to deliver the consolidated financial statements of Genesis and its consolidated Subsidiaries and Multicare and its consolidated Subsidiaries (whether or not all such entities are consolidated under GAAP) as at, and for the period ended, December 31, 1997, so long as the requirements to deliver the financial statements specified in this Amendment No. 1 are satisfied. The aforesaid waivers are limited to their express terms and do not imply (a) any further waiver if the sale is not consummated by June 30, 1998 in accordance with the terms of the Credit Agreement or (b) any other or future waivers.

                  5. Counterparts. This Amendment No. 1 may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

                  6. Ratification. The Original Credit Agreement, as amended by this Amendment No. 1, and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified. Without limiting the generality of the foregoing, the undersigned Borrowers and Surety, in their capacity as pledgors under the Pledge Agreement, confirm that the security interest granted pursuant to the Pledge Agreement continues to secure all of the Obligations (as defined in the Pledge Agreement) and the undersigned Surety confirms that the Suretyship Agreement continues to guaranty, and provide a suretyship for, all of the Guaranteed Obligations (as defined in the Suretyship Agreement).

                  7. Payment of Expenses. Without limiting other payment obligations of the Borrowers set forth in the Loan Documents, the Borrowers hereby, jointly and severally, agree to pay all costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 1 and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of its counsel, Drinker Biddle & Reath LLP.

                  8. Authorization to Agents. Each Lender hereby authorizes the Administrative Agent to take such action (including, without limitation, signing amendments to Loan Documents) as shall be consistent with the purposes hereof and as it shall deem necessary or appropriate to carry out the purposes of this Amendment No. 1.

                  9. Governing Law. This Amendment No. 1 shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, without regard to choice of law principles.

                  10. References. From and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all Loan Documents, other agreements, instruments, documents, certificates and writings of every kind and nature, shall be deemed to mean the Original Credit Agreement as modified and amended by this Amendment No. 1 and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

            IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

                                                    BORROWERS:



                                         THE MULTICARE COMPANIES, INC., a
                                         Delaware corporation



                                         By____________________________________
                                           Name: James V. McKeon
                                           Title: Vice President, Controller
                                                  and Assistant Secretary

                                           Address for notices:
                                           148 West State Street
                                           Kennett Square, PA 19348
                                           Attention: Ira C. Gubernick, Esq.

                                           Telephone: (610) 444-6350
                                           Facsimile: (610) 444-3365

ADS APPLE VALLEY LIMITED
PARTNERSHIP, a Massachusetts limited
partnership, by: ADS Apple Valley, Inc.
its General Partner
                                          ADS RECUPERATIVE CENTER
ADS DARTMOUTH GENERAL                     LIMITED PARTNERSHIP, a
PARTNERSHIP, a Massachusetts general      Massachusetts limited partnership, by
partnership, by ADS Dartmouth ALF, Inc.   ADS Recuperative Center, Inc., its
and ADS Senior Housing, Inc., its         General Partner
   General Partners

ADS HINGHAM LIMITED                       CARE 4, L.P., a Delaware limited
PARTNERSHIP, a Massachusetts limited      partnership, by Institutional Health
partnership, by ADS Hingham Nursing       Care Services, Inc., its General
Facility, Inc., its General Partner       Partner

CARE HAVEN ASSOCIATES LIMITED
PARTNERSHIP, a West Virginia limited
partnership, by Glenmark Associates, Inc.
and GMA Partnership Holding Company,
Inc., its General Partners

                  ---------------------
              Initials of Signor

CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Cumberland, Inc., its General Partner

GLENMARK PROPERTIES I, LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its General Partners

GROTON ASSOCIATES OF CONNECTICUT, L.P., a Delaware limited partnership, by Health Resources of Groton, Inc., its General Partner

MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Middletown (R.I.), Inc., its General Partner

POINT PLEASANT HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

RALEIGH MANOR LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

Address for notices: 148 West State Street Kennett Square, PA 19348

Attention: Ira C. Gubernick, Esq. Telephone: (610) 444-6350 Facsimile: (610) 444-3365

ROMNEY HEALTH CARE CENTER LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

SISTERVILLE HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

TEAYS VALLEY HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

THE STRAUS GROUP - HOPKINS HOUSE, L.P., a New Jersey limited partnership, by Encare of Wyncote, Inc., its General Partner

THE STRAUS GROUP - QUAKERTOWN MANOR, L.P., a New Jersey limited partnership, by Encare of Quakertown, Inc., its General Partner

WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P., a Delaware limited partnership, by Health Resources of Wallingford, Inc., its General Partner

WARWICK ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Warwick, Inc., its General Partner

By:__________________________ On behalf of each of the foregoing as Vice President, Controller and Assistant Secretary of the General Partner


HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P., a Delaware limited partnership, by Encare of Mendham, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P., a Delaware limited partnership, by Breyut Convalescent Center, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

POMPTON ASSOCIATES, L.P., a New Jersey limited partnership, by Pompton Corp., L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

THE STRAUS GROUP - OLD BRIDGE, L.P., a New Jersey limited partnership, by Health Resources of Emery, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

THE STRAUS GROUP - RIDGEWOOD, L.P., a New Jersey limited partnership, by Health Resources of Ridgewood, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

By:__________________________ On behalf of each of the foregoing as Vice President, Controller and Assistant Secretary of the manager


Address for notices: 149 West State Street Kennett Square, PA 19348

Attention: Ira C. Gubernick, Esq.

Telephone: (610) 444-6350
Facsimile: (610) 444-3365

ACADEMY NURSING HOME, INC., a Massachusetts corporation

ADS APPLE VALLEY, INC., a Massachusetts corporation

ADS CONSULTING, INC., a Massachusetts corporation

ADS DANVERS ALF, INC., a Delaware corporation

ADS DARTMOUTH ALF, INC., a Delaware corporation

ADS HINGHAM ALF, INC., a Delaware Corporation

ADS HINGHAM NURSING FACILITY, INC., a Massachusetts corporation

ADS HOME HEALTH, INC., a Delaware corporation

ADS MANAGEMENT, INC., a Massachusetts corporation

ADS/MULTICARE, INC., a Delaware corporation

ADS RECUPERATIVE CENTER, INC., a Massachusetts corporation

ADS SENIOR HOUSING, INC., a Massachusetts corporation

ADS VILLAGE MANOR, INC., a Massachusetts corporation

ANR, INC., a Delaware corporation

APPLEWOOD HEALTH RESOURCES, INC., a Delaware corporation

                                                           --------------------
                                                    Initials of Signor

AUTOMATED PROFESSIONAL ACCOUNTS, INC., a West Virginia corporation

BERKS NURSING HOMES, INC., a Pennsylvania corporation

BETHEL HEALTH RESOURCES, INC., a Delaware corporation

BRIGHTWOOD PROPERTY, INC., a West Virginia corporation

CENTURY CARE CONSTRUCTION, INC., a New Jersey corporation

CENTURY CARE MANAGEMENT, INC., a Delaware corporation

CHATEAU VILLAGE HEALTH RESOURCES, INC., a Delaware corporation

CHG INVESTMENT CORP., INC., a Delaware corporation

CHNR-1, INC., a Delaware corporation

COLONIAL HALL HEALTH RESOURCES, INC., a Delaware corporation

COLONIAL HOUSE HEALTH RESOURCES, INC., a Delaware corporation

COMPASS HEALTH SERVICES, INC., a West Virginia corporation

CONCORD HEALTH GROUP, INC., a Delaware corporation

CONCORD HOME HEALTH, INC., a Pennsylvania corporation

CONCORD PHARMACY SERVICES, INC., a Pennsylvania corporation

CONCORD REHAB, INC., a Pennsylvania corporation

CONCORD SERVICE CORPORATION, a Pennsylvania corporation

CVNR, INC., a Delaware corporation

DELM NURSING, INC., a Pennsylvania corporation

ELMWOOD HEALTH RESOURCES, INC., a Delaware corporation

ENCARE OF MASSACHUSETTS, INC., a Delaware corporation

ENCARE OF PENNYPACK, INC., a Pennsylvania corporation

ENCARE OF QUAKERTOWN, INC., a Pennsylvania corporation

ENCARE OF WYNCOTE, INC., a Pennsylvania corporation

ENR, INC., a Delaware corporation

GLENMARK ASSOCIATES, INC., a West Virginia corporation

GMA - BRIGHTWOOD, INC., a West Virginia corporation

                                                            --------------------
                                                              Initials of Signor


GMA CONSTRUCTION, INC., a West Virginia corporation


GMA - MADISON, INC., a West Virginia corporation


GMA PARTNERSHIP HOLDING COMPANY, INC., a West Virginia corporation

GMA - UNIONTOWN, INC., a Pennsylvania corporation

HEALTH RESOURCES OF BROADMAN, INC., a Delaware corporation

HEALTH RESOURCES OF CEDAR GROVE, INC., a New Jersey corporation

HEALTH RESOURCES OF COLCHESTER, INC., a Connecticut corporation

HEALTH RESOURCES OF COLUMBUS, INC., a Delaware corporation

HEALTH RESOURCES OF CUMBERLAND, INC., a Delaware corporation

HEALTH RESOURCES OF EATONTOWN, INC., a New Jersey corporation

HEALTH RESOURCES OF FARMINGTON, INC., a Delaware corporation

HEALTH RESOURCES OF GARDNER, INC., a Delaware corporation

HEALTH RESOURCES OF GLASTONBURY, INC., a Connecticut corporation

HEALTH RESOURCES OF GROTON, INC., a Delaware corporation

HEALTH RESOURCES OF LAKEVIEW, INC., a New Jersey corporation

HEALTH RESOURCES OF LEMONT, INC., a Delaware corporation

HEALTH RESOURCES OF LYNN, INC., a New Jersey corporation

HEALTH RESOURCES OF KARMENTA AND MADISON, INC., a Delaware corporation

HEALTH RESOURCES OF MARCELLA, INC., a Delaware corporation

HEALTH RESOURCES OF MIDDLETOWN (R.I.), INC., a Delaware corporation

HEALTH RESOURCES OF MORRISTOWN, INC., a New Jersey corporation

HEALTH RESOURCES OF NORFOLK, INC., a Delaware corporation

HEALTH RESOURCES OF NORWALK, INC., a Connecticut corporation

HEALTH RESOURCES OF PENNINGTON, INC., a New Jersey corporation

                                                           --------------------
                                                    Initials of Signor

HEALTH RESOURCES OF ROCKVILLE, INC., a Delaware corporation

HEALTH RESOURCES OF SOUTH BRUNSWICK, INC., a New Jersey corporation

HEALTH RESOURCES OF TROY HILLS, INC., a New Jersey corporation

HEALTH RESOURCES OF WALLINGFORD, INC., a Delaware corporation

HEALTH RESOURCES OF WARWICK, INC., a Delaware corporation

HEALTHCARE REHAB SYSTEMS, INC., a Pennsylvania corporation

HORIZON ASSOCIATES, INC., a West Virginia corporation

HORIZON MEDICAL EQUIPMENT AND SUPPLY, INC., a West Virginia corporation

HORIZON MOBILE, INC., a West Virginia corporation

HORIZON REHABILITATION, INC., a West Virginia corporation

HR OF CHARLESTON, INC., a West Virginia corporation

HRWV Huntington, Inc., a West Virginia corporation

INSTITUTIONAL HEALTH CARE SERVICES, INC., a New Jersey corporation

LAKEWOOD HEALTH RESOURCES, INC., a Delaware corporation

LAUREL HEALTH RESOURCES, INC., a Delaware corporation

LEHIGH NURSING HOMES, INC., a Pennsylvania corporation

LWNR, INC., a Delaware corporation

MABRI CONVALESCENT CENTER, INC., a Connecticut corporation

MARKGLEN, INC., a West Virginia corporation

MARSHFIELD HEALTH RESOURCES, INC., a Delaware corporation

MONTGOMERY NURSING HOMES, INC., a Pennsylvania corporation

MULTICARE AMC, INC., a Delaware Corporation

MULTICARE HOME HEALTH OF ILLINOIS, INC., a Delaware corporation

NATIONAL PHARMACY SERVICE, inc., a Pennsylvania corporation

NURSING AND RETIREMENT CENTER OF THE ANDOVERS, INC., a Massachusetts corporation

                                                            --------------------
                                                              Initials of Signor

PHC OPERATING CORP., a Delaware corporation

POCAHONTAS CONTINUOUS CARE CENTER, INC., a West Virginia corporation

PRESCOTT NURSING HOME, INC., a Massachusetts corporation

PROGRESSIVE REHABILITATION CENTERS, INC., a Delaware corporation

PROVIDENCE HEALTH CARE, INC., a Delaware corporation

REST HAVEN NURSING HOME, INC, a West Virginia corporation

RIDGELAND HEALTH RESOURCES, INC., a Delaware corporation

RIVER PINES HEALTH RESOURCES, INC., a Delaware corporation

RIVERSHORES HEALTH RESOURCES, INC., a Delaware corporation

RLNR, INC., a Delaware corporation

ROSE HEALTHCARE, INC., a New Jersey corporation

ROSE VIEW MANOR, INC., a Pennsylvania corporation

RSNR, INC., a Delaware corporation

RVNR, INC., a Delaware corporation

SENIOR LIVING VENTURES, INC., a Pennsylvania corporation

SCHUYLKILL NURSING HOMES, INC., a Pennsylvania corporation

SCHUYLKILL PARTNERSHIP ACQUISITION CORP., a Pennsylvania corporation

SENIOR SOURCE, INC., a Massachusetts corporation

SNOW VALLEY HEALTH RESOURCES, INC., a Delaware corporation

SOLOMONT FAMILY FALL RIVER VENTURE, INC., a Massachusetts corporation

SOLOMONT FAMILY MEDFORD VENTURE, INC., a Massachusetts corporation

STAFFORD CONVALESCENT CENTER, INC., a Delaware corporation

S.T.B. INVESTORS, LTD., a New York corporation

Address for notices:
148 West State Street
Kennett Square, PA 19348

Attention: Ira C. Gubernick, Esq.

Telephone: (610) 444-6350
Facsimile: (610) 444-3365

SVNR, INC., a Delaware corporation

THE ADS GROUP, INC., a Massachusetts corporation

TRI-STATE MOBILE MEDICAL SERVICES, INC., a West Virginia corporation

WESTFORD NURSING AND RETIREMENT CENTER, INC., a Massachusetts corporation

WILLOW MANOR NURSING HOME, INC., a Massachusetts corporation





By:___________________________________
On behalf of each of the foregoing as
Vice President, Controller and
Assistant Secretary

BREYUT CONVALESCENT CENTER, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

ENCARE OF MENDHAM, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF BRIDGETON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF CINNAMINSON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF CRANBURY, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF EMERY, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF ENGLEWOOD, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF EWING, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF FAIR LAWN, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF JACKSON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF RIDGEWOOD, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF WEST ORANGE, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

POMPTON CARE, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

ROEPHEL CONVALESCENT CENTER, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager



--------------------
Initials of Signor

                           TOTAL REHABILITATION CENTER, L.L.C.,
                           a New Jersey limited liability corporation, by Century Care Management, Inc., its authorized manager


                           By:_______________________
                           On behalf of each of the foregoing
                           Vice President, Controller
                           and Assistant Secretary of the manager

                           Address for notices:
                           148 West State Street
                           Kennett Square, PA 19348

                           Attention: Ira C. Gubernick, Esq.

                           Telephone: (610) 444-6350
                           Facsimile: (610) 444-3365

                                      AGENTS, ISSUER AND LENDERS:

                                        MELLON BANK, N.A., as a Lender,
                                        as Issuer and as Administrative Agent


                                        By________________________________
                                          Name:
                                          Title:

                                        Address for notices:

                                          street address:

                                          AIM 199-5220
                                          Mellon Independence Center
                                          701 Market Street
                                          Philadelphia, Pennsylvania 19106

                                        mailing address:

                                          AIM 199-5220
                                          P.O. Box 7899
                                          Philadelphia, Pennsylvania  19101-7899

                                          Attention:  Linda Sigler,
                                          Loan Administration

                                          Telephone:  215-553-4583
                                          Facsimile:  215-553-4789

                                        With a copy to

                                          Plymouth Meeting Executive Campus
                                          610 W. Germantown Pike, Suite 200
                                          Plymouth Meeting, Pennsylvania  19462

                                          Attention: Barbara J. Hauswald
                                          Vice President

                                          Telephone:  610-941-8412
                                          Facsimile:  610-941-4136

                                        With a copy for notices
                                        respecting assignments to:

                                          MELLON BANK, N.A.
                                          One Mellon Bank Center
                                          45th Floor
                                          Pittsburgh, PA  15258-0001

                                          Attention:  Dean Hazelton

                                          Telephone:  412-236-0316
                                          Facsimile:  412-234-4612

                                              CITICORP USA INC., as a Lender and
                                              as Syndication Agent


                                              By________________________________
                                                Name:
                                                Title:

                                              Address for notices:

                                                399 Park Avenue
                                                8th Floor, Zone 6
                                                New York, NY 10043

                                                Attention:  Margaret A. Brown

                                                Telephone:  212-559-0501
                                                Facsimile:  212-793-0289

                                              FIRST UNION NATIONAL BANK, as a
                                              Lender and as Documentation Agent


                                              By________________________________
                                                Name:
                                                Title:

                                              Address for notices:

                                                One First Union Center TW-5
                                                Charlotte, NC  28288-0735

                                                Attention:  Matt MacIver

                                                Telephone:  704-374-4187
                                                Facsimile:  704-383-9144

                                              NATIONSBANK, N.A., as a Lender and
                                              as a             Syndication Agent


                                              By_______________________________
                                                Name:
                                                Title:

                                              Address for notices:

                                                101 North Tryon Street
                                                15th Floor
                                                Charlotte, NC 28255
                                                NC1-001-15-11

                                                Attention:  Jacquetta Banks

                                                Telephone:  704-388-1111
                                                Facsimile:  704-386-8694

                                              With a copy to

                                                100 North Tryon Street
                                                8th Floor
                                                Charlotte, NC 28255
                                                NC1-007-0813

                                                Attention: Scott Ward

                                                Telephone:  704-388-7839
                                                Facsimile:  704-388-6002

                                              CORESTATES BANK, N.A.


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              Address for notices:

                                                 CoreStates Bank, N.A.
                                                 1339 Chestnut Street
                                                 F.C. 1-8-3-22
                                                 P.O. Box 7618
                                                 Philadelphia, PA 19101-7618

                                                 Attention:  Jennifer Leibowitz

                                                 Telephone:  (215) 786-3972
                                                 Facsimile:  (215) 973-2738

                                              CREDIT LYONNAIS NEW YORK BRANCH


                                              By:______________________________
                                                 Name:
                                                 Title:

                                              Address for notices:

                                                 Credit Lyonnais New York Branch
                                                 1301 Avenue of the Americas
                                                 New York, NY 10019

                                                 Attention:  Evan S. Wasser

                                                 Telephone:  (212) 261-7685
                                                 Facsimile:  (212) 261-3440

                                              FLEET NATIONAL BANK

                                              By:______________________________
                                                 Name:
                                                 Title:

                                              Address for notices:

                                                 Fleet National Bank
                                                 One Federal Street
                                                 MA OF 007B
                                                 Boston, MA 02110

                                                 Attention: Carol Paige

                                                 Telephone:  (617) 346-4619
                                                 Facsimile:  (617) 346-4699

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                        By:_________________________________
                                           Name:
                                           Title:

                                        Address for notices:

                                           The Industrial Bank of Japan, Limited
                                           1251 Avenue of the Americas
                                           New York, NY 10020

                                           Attention:  Ken Takehisa

                                           Telephone:  (212) 282-3321
                                           Facsimile:  (212) 282-4490

                                              NATIONAL WESTMINSTER BANK Plc


                                              By:______________________________
                                                 Name:
                                                 Title:

                                              Address for notices:

                                                 National Westminster Bank Plc
                                                 175 Water Street, 26th Floor
                                                 New York, NY 10038

                                                 Attention:  Andrew Weinberg

                                                 Phone:      (212) 602-4438
                                                 Facsimile:  (212) 602-4506

                                               with a copy to:

                                                 Gleacher NatWest Inc.
                                                 660 Madison Avenue, 17th Floor
                                                 New York, NY 10021

                                                 Attention: Field Smith

                                                 Telephone:  (212) 418-4525
                                                 Facsimile:  (212) 418-4598

                                              THE SAKURA BANK, LIMITED


                                              By:______________________________
                                                 Name:
                                                 Title:

                                              Address for notices:

                                                 The Sakura Bank, Limited
                                                 277 Park Avenue, 45th Floor
                                                 New York, NY 10172

                                                 Attention:  Philip Schubert

                                                 Telephone:  (212) 756-6945
                                                 Facsimile:  (212) 888-7651

                                             BANK OF AMERICA NATIONAL
                                             TRUST AND SAVINGS ASSOCIATION


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                Bank of America National Trust
                                                & Savings Associations
                                                555 S. Flower Street, 11th Floor
                                                Los Angeles, CA 90071

                                                Attention: Lucy Nixon

                                                Telephone:  (213) 228-9716
                                                Facsimile:  (213) 228-2756

                                              BANQUE PARIBAS


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                Banque Paribas
                                                787 Seventh Avenue
                                                New York, NY 10019

                                                Attention:  David R. Laffey

                                                Telephone:  (212) 841-2216
                                                Facsimile:  (212) 841-2292

                                              BANKBOSTON, N.A.


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                BankBoston, N.A.
                                                100 Federal Street, 01-08-06
                                                Boston, MA 02110

                                                Attention: Frank Fama

                                                Telephone:  (617) 434-4144
                                                Facsimile:  (617) 434-0819

                                              THE BANK OF NEW YORK


                                              By:______________________________
                                                 Name:
                                                 Title:

                                              Address for notices:

                                                 The Bank of New York
                                                 One Wall Street, 21st Floor
                                                 New York, NY 10286

                                                 Attention:  Walter C. Parelli

                                                 Telephone:  (212) 635-6820
                                                 Facsimile:  (212) 635-7970

                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                     By:____________________________________
                                        Name:
                                        Title:

                                     Address for notices:

                                         Bank of Tokyo-Mitsubishi Trust Company
                                         1251 Avenue of the Americas, 12th Floor
                                         New York, NY  10020-1104

                                         Attention: Ned Komar

                                         Telephone:  (212) 782-4584
                                         Facsimile:  (212) 782-4935

                                          CRESTAR BANK


                                          By:______________________________

                                             Name:
                                             Title:

                                          Address for notices:

                                             Crestar Bank
                                             120 E. Baltimore Street, 25th Floor
                                             Baltimore, MD 21202

                                          Attention:  Leesa McShane

                                             Telephone:  (410) 986-1672
                                             Facsimile:  (410) 986-1670

                                             DRESDNER BANK AG, NEW YORK
                                             BRANCH AND GRAND CAYMAN BRANCH


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:



                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                Dresdner Bank AG, New York
                                                75 Wall Street, 25th Floor
                                                New York, NY  10005-2889

                                                Attention:  Felix K. Camacho

                                                Telephone:  (212) 429-3007
                                                Facsimile:  (212) 429-2129

                                             FINOVA CAPITAL CORPORATION


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                Finova Capital Corporation
                                                311 S. Wacker, Suite 4400
                                                Chicago, IL  60606

                                                Attention:  Brian Williamson

                                                Telephone:  (312) 294-4175
                                                Facsimile:  (312) 322-3553

                                             KEY CORPORATE CAPITAL INC.


                                             By:______________________________
                                                Name: Angela Mago
                                                Title: Vice President

                                             Address for notices:

                                                Key Corporate Capital Inc.
                                                c/o Key Bank, N.A.
                                                127 Public Square
                                                Cleveland, OH 44114

                                                Attention: Angela Mago
                                                OH-01-27-0605

                                                Telephone:  (216) 689-3247
                                                Facsimile:  (216) 689-5970

                                             FIRST NATIONAL BANK OF MARYLAND


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                First National Bank of Maryland
                                                25 S. Charles Street, 18th Floor
                                                Baltimore, MD 21201

                                                Attention:  Robert H. Hauver

                                                Telephone:  (410) 244-4246
                                                Facsimile:  (410) 244-4388

                                             NATEXIS BANQUE BFCE


                                             By:______________________________
                                                Name:
                                                Title:

                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                Natexis Banque BFCE
                                                645 Fifth Avenue, 20th Floor
                                                New York, NY 10022

                                                Attention:  Frank Madden

                                                Telephone:  (212) 872-5180
                                                Facsimile:  (212) 872-5045

                                           NATIONAL CITY BANK OF PENNSYLVANIA


                                           By:______________________________
                                              Name:
                                              Title:

                                           Address for notices:

                                              National City Bank of Pennsylvania
                                              20 Stanwix Street, 46-25-191
                                              Pittsburgh, PA 15222
                                              Loc. 46-25-191

                                              Attention:  Debra W. Riefner
                                              Telephone:  (412) 644-8880
                                              Facsimile:  (412) 471-4883

                                             THE SANWA BANK, LIMITED


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                The Sanwa Bank, Limited
                                                55 E. 52nd Street
                                                New York, NY 10055

                                                Attention:  Christian Kambour

                                                Telephone:  (212) 339-6232
                                                Facsimile:  (212) 754-1304

                                             THE SUMITOMO BANK, LIMITED


                                             By:______________________________
                                                Name:
                                                Title:


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                The Sumitomo Bank, Limited
                                                One Liberty Place
                                                1650 Market Street, Suite 2860
                                                Philadelphia, PA 19103

                                                Attention:  J. Wade Bell

                                                Telephone:  (215) 636-4440
                                                Facsimile:  (215) 636-4446

                                  SUMMIT BANK


                                  By:__________________________________________
                                     Name:  James P. Andersen
                                     Title:  Vice President and Regional Manager

                                  Address for notices:

                                     Summit Bank
                                     250 Moore Street, 2nd Floor
                                     Hackensack, NJ 07601

                                     Attention:  Christine Clausen

                                     Telephone:  (201) 646-5080
                                     Facsimile:  (201) 646-9497

                                          THE DAI-ICHI KANGYO BANK, LTD.


                                          By:______________________________
                                             Name:
                                             Title:

                                          Address for notices:

                                             The Dai-Ichi Kangyo Bank, Ltd.
                                             One World Trade Center, 48th Floor
                                             New York, NY 10048

                                             Attention:  Takayuki Kumagai

                                             Telephone:  (212) 432-6651
                                             Facsimile:  (212) 488-8955

                                        CREDITANSTALT CORPORATE FINANCE, INC.


                                        By:______________________________
                                           Name:
                                           Title:


                                        By:______________________________
                                           Name:
                                           Title:

                                           Address for notices:

                                           Creditanstalt Corporate Finance, Inc.
                                           Two Greenwich Plaza
                                           Greenwich, CT 06830

                                           Attention:  Fiona McKone

                                           Telephone:  (203) 861-6590
                                           Facsimile:  (203) 861-0297

                                             CREDIT SUISSE FIRST BOSTON


                                             By:______________________________
                                                Name:
                                                Title:


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                Credit Suisse First Boston
                                                11 Madison Avenue
                                                New York, NY 10010

                                                Attention:  Robert B. Potter

                                                Telephone:  (212) 325-9154
                                                Facsimile:  (212) 325-8319

                                             FIRST NATIONAL BANK OF CHICAGO


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                First National Bank of Chicago
                                                1 First National Plaza
                                                Chicago, IL 60670

                                                Attention:  Tom Harkless

                                                Telephone:  (312) 732-2478
                                                Facsimile:  (312) 732-2016

                                             SCOTIABANC, INC.


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                ScotiaBanc, Inc.
                                                600 Peachtree Street NE
                                                Suite 2700
                                                Atlanta, GA 30308

                                                Attention:  Dana Maloney

                                                Telephone:  (404) 877-1524
                                                Facsimile:  (404) 888-8998

                                             CIBC INC.


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                CIBC Inc.
                                                425 Lexington Avenue, 8th Floor
                                                New York, NY 10025

                                                Attention:  Judith Kirshner

                                                Telephone:  (212) 856-4157
                                                Facsimile:  (212) 856-2991

                                             AMSOUTH BANK


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                                AmSouth Bank
                                                1900 5th Ave. N. AST7FL
                                                Birmingham, AL  35203

                                                Attention: Ken DiFatta

                                                Telephone:  (205) 801-0358
                                                Facsimile:  (205) 326-4790

                                  PFL LIFE INSURANCE COMPANY


                                  By:__________________________________________
                                     Name:
                                     Title:

                                  Address for notices:

                                     PFL Life Insurance Company
                                     c/o Aegon USA Investment Management, Inc.
                                     4333 Edgewood Road, NE
                                     Cedar Rapids, IA 52499

                                     Attention:  John Bailey, Securities Analyst

                                     Telephone:  (319) 369-2811
                                     Facsimile:  (319) 369-2666

                                PEOPLES INTERNAL BOND FUND


                                By:______________________________
                                   Name:
                                   Title:

                                Address for notices:

                                   Peoples Internal Bond Fund
                                   c/o Aegon USA Investment Management, Inc.
                                   4333 Edgewood Road, NE
                                   Cedar Rapids, IA 52499


                                   Attention:  John Bailey, Securities Analyst

                                   Telephone:  (319) 369-2811
                                   Facsimile:  (319) 369-2666


                                   Payment Advice
                                   --------------
                                   Attention:  Securities Processing
                                   Peoples Internal Bond Fund
                                   c/o AEGON USA Investment Management, Inc.
                                   400 W. Market Street
                                   Louisville, KY  40202
                                   Fax Number:  (502) 560-2068

                                     FLOATING RATE PORTFOLIO
                                     By:  Chancellor LGT Senior Secured
                                     Management, Inc., as attorney in fact



                                     By:______________________________
                                        Christopher A. Bondy, Vice President

                                     Address for notices:

                                        Floating Rate Portfolio
                                        c/o Chancellor LGT Senior Secured
                                        Management, Inc.
                                        1166 Avenue of the Americas, 27th Floor
                                        New York, NY 10036

                                        Attention:  Christopher A. Bondy

                                        Telephone:  (212) 278-9673
                                        Facsimile:  (212) 278-9619

                                           PRIME INCOME TRUST


                                           By:______________________________
                                              Name:
                                              Title:

                                           Address for notices:

                                              Prime Income Trust
                                              c/o Dean Witter Intercapital, Inc.
                                              72nd Floor
                                              Two World Trade Center
                                              New York, NY 10048

                                              Attention:  Louis A. Pistecchia

                                              Telephone:  (212) 392-5845
                                              Facsimile:  (212) 392-5345

                                            DEEPROCK & COMPANY
                                            By: Eaton Vance Management
                                            as Investment Advisor


                                            By:______________________________
                                               Name:
                                               Title:

                                            Address for notices:

                                               State Street Bank & Trust Company
                                               Corporate Trust Division
                                               One Enterprise Drive
                                               North Quincy, MA  02171
                                               Attention:  Patrick McEnroe
                                               Telephone:  (617) 664-5367
                                               Facsimile:  (617) 664-5366

                                               Eaton Vance Management
                                               Attention:  Prime Rate Reserves
                                               24 Federal Street, 6th Floor
                                               Boston, MA  02110
                                               Attention:  Payson Swaffield
                                               Telephone:   (617) 654-8486
                                               Telecopier:  (617) 695-9594
                                               Reference:

                                       ING HIGH INCOME PRINCIPAL
                                       PRESERVATION OFFERING, L.P.


                                       By:______________________________
                                          Name:
                                          Title:

                                       Address for notices:

                                          Ing High Income Principal Preservation
                                          Offering, L.P.
                                          c/o Ing Capital Advisors, Inc.
                                          333 S. Grand Avenue, Suite 4250
                                          Los Angeles, CA 90071

                                          Attention:  Kathleen Lenarcic

                                          Telephone:  (213) 346-3971
                                          Facsimile:  (213) 346-3995

                                MASSACHUSETTS MUTUAL LIFE INSURANCE CO.


                                By:____________________________________
                                   Name:
                                   Title:

                                Address for notices:

                                   Massachusetts Mutual Life Insurance Co.
                                   1295 State Street
                                   Springfield, MA 01111

                                   Attention:  John Wheeler, Managing Director

                                   Telephone:  (413) 744-6228
                                   Facsimile:  (413) 744-6127

                                MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.

                                By:  Merrill Lynch Asset Management,
                                L.P., as Investment Advisor


                                By:______________________________
                                   Name:
                                   Title:

                                Address for notices:

                                   Merrill Lynch Senior Floating Rate Fund, Inc. c/o Merrill Lynch Asset Management
                                   800 Scudders Mill Road - Area 1B
                                   Plainsboro, NJ 08536

                                   Attention:  Douglas Henderson

                                   Telephone:  (609) 282-2059
                                   Facsimile:  (609) 282-2550

                                      -57

                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By:______________________________
                                           Name:
                                           Title:

                                        Address for notices:

                                           Metropolitan Life Insurance Company
                                           334 Madison Avenue
                                           Convent Station, NJ 07961-0633

                                           Attention:  James Dingler
                                           Asst. Vice President

                                           Telephone:  (201) 254-3206
                                           Facsimile:  (201) 254-3050

                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By:______________________________
                                           Name:
                                           Title:

                                        Address for notices:

                                        The Northwestern Mutual Life Insurance
                                        Company
                                        720 E. Wisconsin Avenue
                                        Milwaukee, WI 53202

                                        Attention:  David A. Barras
                                        Associate Director

                                        Telephone:  (414) 299-1618
                                        Facsimile:  (414) 299-7124

                                      NEW YORK LIFE INSURANCE
                                      AND ANNUITY CORPORATION
                                      By:  New York Life Insurance Company


                                      By:______________________________
                                         Name:
                                         Title:

                                      Address for notices:

                                         New York Life Insurance and Annuity
                                         Corporation
                                         c/o New York Life Insurance Company
                                         51 Madison Avenue, Room 206
                                         New York, NY 10010

                                         Attention:  Elise Chowdhry

                                         Telephone:  (212) 576-7830
                                         Facsimile:  (212) 447-4122

                                     OAK HILL SECURITIES FUND, L.P.

                                     By:  Oak Hill Securities GenPar, L.P.,
                                          Its General Partner


                                     By:  Oak Hill Securities MGP, Inc.,
                                          Its General Partner



                                     By:______________________________
                                        Name:
                                        Title:

                                     Address for notices:

                                        Oak Hill Securities Fund, L.P.
                                        c/o Oak Hill Partners, Inc.
                                        65 East 55th Street - 32nd Floor
                                        New York, NY 10022

                                        Attention:  Scott Krase, Vice President

                                        Telephone:  (212) 326-1551
                                        Facsimile:  (212) 593-3596

                                  OCTAGON CREDIT INVESTORS LOAN
                                  PORTFOLIO (A Unit of The Chase Manhattan Bank)


                                  By:__________________________________________
                                     Name:
                                     Title:

                                  Address for notices:

                                     Octagon Credit Investors Loan Portfolio
                                     (A Unit of The Chase Manhattan Bank)
                                     c/o Octagon Credit Investors
                                     380 Madison Avenue, 12th Floor
                                     New York, NY 10017

                                     Attention:  James P. Ferguson
                                     Managing Director

                                     Telephone:  (212) 622-3070
                                     Facsimile:  (212) 622-3797

                                           PARIBAS CAPITAL FUNDING LLC


                                           By:______________________________
                                              Name:
                                              Title:

                                           Address for notices:

                                              Paribas Capital Funding LLC
                                              787 Seventh Avenue, 32nd Floor
                                              New York, NY 10019

                                              Attention:  Michael Weinberg

                                              Telephone:  (212) 841-2544
                                              Facsimile:  (212) 841-2144

                                           with a copy to:


                                              State Street Bank & Trust Co.
                                              Corporate Trust Dept.
                                              Attn: Richard Wagman
                                                    Amy Molisse
                                              Phone: (617) 664-5410
                                              Fax: (617) 664-5366(67)(68)

                            PILGRIM AMERICA PRIME RATE TRUST


                            By:______________________________
                               Name:
                               Title:

                            Address for notices:

                               Pilgrim America Prime Rate Trust
                               c/o Pilgrim America Investments, Inc.
                               Two Renaissance Square
                               40 North Central Avenue, Suite 1200
                               Phoenix, AZ 85004-3444

                               Attention:  Michael Bacevich, Vice President

                               Telephone:  (602) 417-8258
                               Facsimile:  (602) 417-8327

                                  ROYALTON COMPANY
                                  By:  Pacific Investment Management
                                  Company, as its Investment Advisor


                                  By:______________________________
                                     Name:
                                     Title:

                                  Address for notices:

                                     Royalton Company
                                     c/o Pacific Investment Management Co.
                                     840 Newport Center Drive
                                     Newport Beach, CA  92658

                                     Attention:  Richard Weil/Raymond Kennedy

                                     Telephone:  (714) 717-7213 (Richard)
                                                 (714) 717-7363 (Raymond)
                                     Facsimile:  (714) 717-7076

                                 NORTHERN LIFE INSURANCE COMPANY


                                 By:______________________________
                                    Name:
                                    Title:

                                 Address for notices:

                                    Northern Life Insurance Company
                                    c/o Reliastar Investment Research, Inc.
                                    100 Washington Avenue South, Suite 800
                                    Minneapolis, MN  55401-2121

                                    Attention:  Tim Warrick, Vice President

                                    Telephone:  (612) 372-5258
                                    Facsimile:  (612) 372-5368

                                            KZH - SOLEIL CORPORATION


                                            By:______________________________
                                               Name:
                                               Title:

                                            Address for notices:

                                               KZH - Soleil Corporation
                                               c/o The Chase Manhattan Bank
                                               450 West 33rd Street - 15th Floor
                                               New York, NY 10001

                                               Attention:  Virginia Conway

                                               Telephone:  (212) 946-7575
                                               Facsimile:  (212) 946-7776

                                            KZH HOLDING CORPORATION III


                                            By:______________________________
                                               Name:
                                               Title:

                                            Address for notices:

                                               KZH Holding Corporation III
                                               c/o The Chase Manhattan Bank
                                               450 West 33rd Street - 15th Floor
                                               New York, NY 10001

                                               Attention:  Virginia Conway

                                               Telephone:  (212) 946-7575
                                               Facsimile:  (212) 946-7776

                                            KZH-CRESCENT CORPORATION


                                            By:______________________________
                                               Name:
                                               Title:

                                            Address for notices:
                                               KZH-Crescent Corporation
                                               c/o The Chase Manhattan Bank
                                               450 West 33rd Street - 15th Floor
                                               New York, NY 10001

                                               Attention:  Virginia Conway

                                               Telephone:  (212) 946-7575
                                               Facsimile:  (212) 946-7776

                                            VAN KAMPEN AMERICAN CAPITAL
                                            PRIME RATE INCOME TRUST


                                            By:______________________________
                                               Name:
                                               Title:

                                            VAN KAMPEN CLO I, LIMITED
                                            by: Van Kampen American Capital
                                            Management, Inc., as Collateral
                                            Manager, as Assignee


                                            By:______________________________
                                               Name:
                                               Title:

                                            Address for notices:

                                               Van Kampen American Capital
                                               One Parkview Plaza
                                               Oakbrook Terrace, IL 60181

                                               Attention: Jeffrey Maillet

                                               Telephone: (630) 684-6438
                                               Facsimile: (630) 684-6740 or 6741

                            CONTINENTAL ASSURANCE COMPANY
                            Separate Account (E)
                            By: TCW Asset Management Company as attorney-in-fact


                            By:________________________________________________
                               Name:
                               Title:

                            Address for notices:

                            By:________________________________________________
                               Name: Mark L. Gold
                               Title:  Managing Director

                            Address for notices:

                               Continental Assurance Company
                               c/o TCW Asset Management Company
                               200 Park Avenue, Suite 2200
                               New York, NY 10166-0228

                               Attention:  Mark L. Gold/Justin L. Driscoll

                               Telephone: (212) 297-4137
                               Facsimile: (212) 297-4159

                                      CIBC INC.




                                     By:______________________________
                                        Name:
                                        Title:

                                     Address for notices:

                                        CIBC Inc.
                                        c/o Canadian Imperial Bank of Commerce
                                        425 Lexington Avenue, 7th Floor
                                        New York, NY 10025

                                        Attention:  William Swenson

                                        Telephone:  (212) 856-3935
                                        Facsimile:  (212) 856-3799

                                             MORGAN STANLEY SENIOR FUNDING, INC.


                                             By:______________________________
                                                Name:
                                                Title:

                                             Address for notices:

                                             MORGAN STANLEY SENIOR FUNDING, INC.
                                             1585 Broadway, 10th Floor
                                             New York, New York  10036

                                             Attention:  James Morgan

                                             Telephone:  (212) 761-4866
                                             Facsimile:  (212) 761-0592

                                             CRESCENT/MACH I PARTNERS, L.P.
                                             by: TCW Asset Management Company,
                                             its Investment Manager


                                            By:______________________________
                                               Name:
                                               Title:

                                            Address for notices:

                                               Crescent/Mach I Partners L.P.
                                               c/o State Street Bank & Trust Co.
                                               Two International Place
                                               Boston, MA 02110

                                               Attention:  Jackie Kilroy

                                               Telephone:  (617) 664-5477
                                               Facsimile:  (617) 664-5366

                                               PLEASE COPY RATE SET NOTICE TO:
                                               -------------------------------
                                               Mark L. Gold/Justin L. Driscoll
                                               Trust Company of the West
                                               200 Park Avenue
                                               New York, NY 10166

                                               Telephone:  (212) 297-4137
                                               Fax: (212) 297-4159

PHADMIN:68311



                                          NEW YORK LIFE INSURANCE COMPANY


                                         By:______________________________
                                            Name:
                                            Title:

                                         Address for notices:

                                            New York Life Insurance and
                                            Annuity Corporation
                                            c/o New York Life Insurance Company
                                            51 Madison Avenue
                                            Room 206
                                            New York, New York  10010

                                            Attention:  Elise Chowdhry

                                            Telephone:  (212) 576-7830
                                            Facsimile:  (212) 447-4122

                                                      CITY NATIONAL BANK


                                                      By:_______________________
                                                         Name:
                                                         Title:

                                                      Address for notices:

                                                     TORONTO-DOMINION BANK



                                                     By:________________________



                                                     Address for notices:


                                                     The Toronto-Dominion Bank
                                                     909 Fannin, Suite 1700
                                                     Houston, TX 77010

                                                     Attention:  Sonja R. Jordan

                                                     Telephone: 713/653-8244
                                                     Fax: 713/951-9921

                                                    LEHMAN COMMERCIAL PAPER INC.



                                                    By:_________________________



                                                  Address for notices:


                                                    Lehman Commercial Paper Inc.
                                                    3 World Financial Center
                                                    New York, NY 10285

                                                    Attention:  Michele Swanson

                                                    Telephone: 212/526-0330
                                                    Fax: 212/528-0819

                                   CAPTIVA II FINANCE LTD.



                                   By:__________________________________________

                                Address for notices:

                                   Captiva II Finance Ltd.
                                   c/o Deutsche Morgan Grenfell (Cayman) Limited P.O. Box 1984GT, Elizabethan Square
                                   Grand Cayman, Cayman Islands

                                   Attention: Director

                                   Telephone:  (345) 949-8244
                                   Facsimile:  (345) 949-8178

                                with a copy to:

                                   Stanfield Capital Partners
                                   175 Water Street
                                   New York, NY 10038

                                   Attention:  Christopher Jansen

                                   Telephone:  (212) 602-3650
                                   Facsimile:  (212) 602-3670

                                 CERES FINANCE LTD.


                                 By:____________________________________________


                                 Address for notices:

                                   Ceres Finance Ltd.
                                   c/o Deutsche Morgan Grenfell (Cayman) Limited P.O. Box 1984GT, Elizabethan Square
                                   Grand Cayman, Cayman Islands

                                   Attention: Director

                                   Telephone:  (345) 949-8244
                                   Facsimile:  (345) 949-8178

                                with a copy to:

                                   Stanfield Capital Partners
                                   175 Water Street
                                   New York, NY 10038

                                   Attention:  Christopher Jansen

                                   Telephone:  (212) 602-3650
                                   Facsimile:  (212) 602-3670

                                               COOPERATIEVE CENTRALE RAIFFEIFEN-
                                               BEORENLEENBANK B.A. "RABOBANK
                                               NEDERLAND", NEW YORK BRANCH



                                               By:______________________________
                                                  Name:
                                                  Title:

                                           AMARA-2 FINANCE LTD.



                                           By:__________________________________
                                              Name:
                                              Title:

                                            Address for notices:

                                              Amara-2 Finance Ltd.
                                              c/o Stanfield Capital Partners LLC
                                              175 Water Street
                                              New York, NY 10038

                                              Attention:  Christopher E. Janson

                                              Telephone:  (212) 602-3650
                                              Facsimile:  (212) 602-3670

                                      MLCBO IV (CAYMAN) LTD.
                                      BY:  PROTECTIVE ASSET MANAGEMENT
                                           COMPANY, as Collateral Manager


                                      By:_______________________________________
                                         Name:
                                         Title:

                                      Address for notices:

                                        MLCBO IV (CAYMAN) LTD.
                                        c/o Protective Asset Management Company, as Collateral Manager
                                       13455 Noel Road
                                       Dallas, TX 75240

                                        Attention:  Cathy Ragsdale

                                        Telephone:  (972) 233-4300
                                        Facsimile:  (972) 233-4343

                                     PAMCO CAYMAN LTD.
                                     BY:  PROTECTIVE ASSET MANAGEMENT
                                          COMPANY, as Collateral Manager


                                     By:________________________________________
                                        Name:
                                        Title:

                                      Address for notices:

                                        PAMCO CAYMAN LTD.
                                        c/o Protective Asset Management Company, as Collateral Manager
                                        13455 Noel Road
                                        Dallas, TX 75240

                                        Attention:  Cathy Ragsdale

                                        Telephone:  (972) 233-4300
                                        Facsimile:  (972) 233-4343

                                          JACKSON NATIONAL LIFE INSURANCE
                                          COMPANY
                                          By:  PPM America, Inc., as attorney-
                                          in-fact, on behalf of Jackson National
                                                   Life Insurance Company


                                          By:___________________________________
                                             Name:  Michael DiRe
                                             Title: Managing Director

                                           Address for notices:

                                             PPM America, Inc.
                                             c/o Michael King
                                             225 W. Wacker, Suite 1200
                                            Chicago, IL 60606

                                             Attention:  Michael DiRe

                                             Telephone:  (312) 634-1206
                                             Facsimile:  (312) 634-0054

                                          CYPRESSTREE INVESTMENT PARTNERS I.,
                                          Ltd.
                                          By:  CypressTree Investment Management
                                          Company, Inc., as Portfolio Manager


                                          By:___________________________________
                                             Name:  Philip C. Robbins
                                             Title: Vice President

                                           Address for notices:

                                     INDOSUEZ CAPITAL FUNDING III, LIMITED
                                     By:  Indosuez Capital, as Portfolio Advisor


                                     By:________________________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                      Indosuez Capital Funding III, Limited
                                      c/o Texas Commerce Bank N.A.
                                      A/C 17499
                                      600 Travis Street, 8th Floor
                                      Houston, TX 77002-8039

                                      Attention:  Joe Elston, Asset Backed Group

                                      Telephone:  (713) 216-2704
                                      Facsimile:  (713) 216-2101

                                                  THE ROYAL BANK OF SCOTLAND plc


                                                  By:___________________________
                                                     Name:  David Dougan
                                                     Title: Vice President

                                                   Address for notices:

                                                  The Royal Bank of Scotland plc
                                                  Wall Street Plaza
                                                  88 Pine Street, 26th Floor
                                                  New York, NY 10005

                                                  Attention:  David Dougan

                                                  Telephone:  (212) 269-0938
                                                  Facsimile:  (212) 480-0791

The foregoing Amendment No. 1
is acknowledged and agreed to
by the undersigned Surety (whether
in its capacity as Surety, pledgor
under the Pledge Agreement or
otherwise) as of the date
first above written.


GENESIS ELDERCARE CORP.

By:_________________
   Name:
   Title: